The Internet Fund                                             April 21, 1999

                          Supplement to the Prospectus
                               dated March 9, 1998

We are pleased to announce that The Internet Fund, Inc. (the "Fund") has entered into a distribution agreement with T.O. Richardson Securities, Inc. (the "Distributor"). Effective April 15, 1999, T.O. Richardson Securities, Inc. has been named the distributor for the Fund. Until the Fund adopts a 12b-1 distribution plan, all expenses incurred by the Distributor will be paid by Kinetics Asset Management, Inc. (the "Advisor").

The prospectus is amended as follows:

Page 7

Following the section under the caption "Transfer Agent" the following is inserted:

   Distributor

   T.O. Richardson Securities, Inc. (the "Distributor"), 2 Bridgewater Road, Farmington, Connecticut 06032, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Fund's shares. The Distributor uses its best efforts to distribute the Fund's shares, which shares are offered for sale by the Fund continuously at net asset value per share without the imposition of a sales charge. Until the Fund adopts a Rule 12b-1 distribution plan, all expenses incurred by the Distributor will be paid by the Advisor.
























   Please retain this Supplement with your Prospectus for future reference.